UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 13, 2021

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Orbital Energy Group, Inc. ("Orbital Energy Group" or the "Company") with the Securities and Exchange Commission (the "SEC") on April 16, 2021 (the "Original Form 8-K").  The Original Form 8-K reported, among other things, the completion by the Company on April 13, 2021 of its acquisition of Gibson Technical Services, Inc. ("GTS").  The acquisition was effectuated pursuant to the Share Purchase Agreement (the “Agreement”), dated as of April 13, 2021 (the “Agreement”), between Orbital Energy Group and the owners of the capital stock of  GTS. Orbital Energy Group paid $22 million in cash paid at closing, issued 4,651,162 shares of restricted common stock of the Company issued to the GTS shareholders with an aggregate grant date value of valued of $26 million at $5.59. The agreement provides for the issuance of additional shares of common stock as a post-closing adjustment for the excess net working capital above a 2-1 ratio within 45 days after the closing date of April 13, 2021.

This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of GTS and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of GTS, which audited financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

The press release is available at the Company’s website, www.orbitalenergygroup.com.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a)    Financial Statements of Business Acquired

The following financial statements of Gibson Technical Services are filed as Exhibit 99.1 to this Current Report on Form 8-K/A:

(i)     Audited financial statements as of and for the year ended December 31, 2020 and 2019.

(ii)  Unaudited financial statements as of and for the three months ended March 31, 2021.

(b)   Pro Forma Financial Information

The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:

(i)  Unaudited pro forma balance sheet as of March 31, 2021

(ii)  Unaudited pro forma income statement for the year ended December 31, 2020 and the three months ended March 31, 2021.

(d)     Exhibits

Exhibit No.	Description of Exhibit
Exhibit 23.1	Consent of Henssler CPAs & Advisers, LLC
Exhibit 99.1	Financial Statements of Gibson Technical Services, Inc.
Exhibit 99.2	Pro Forma Financial Statements
Exhibit 99.3	Press release of Orbital Energy Group, Inc. dated April 14, 2021, is incorporated by reference to Exhibit 99.1 to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 21st day of June 2021.

Orbital Energy Group, Inc.

(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer